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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - January 29, 2002
                                                         ----------------


                        MULTILINK TECHNOLOGY CORPORATION
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)


          California                   000-31851                 95-4522566
---------------------------------    -----------             -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
of Incorporation or Organization)    File Number)            Identification No.)


300 Atrium Drive, 2/nd/ Floor, Somerset, New Jersey                 08873
---------------------------------------------------              ----------
(Address of Principal Executive Offices)                         (Zip Code)



      Registrant's telephone number, including area code:   (732) 537-3700
                                                            --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)
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Item 7.   Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               Exhibit 99.1
               ------------

               Press Release dated January 29, 2002 of the Registrant.


Item 9.   Registration FD Disclosure.

     On January 29, 2002, Multilink Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 MULTILINK TECHNOLOGY CORPORATION



Date:  January 29, 2002          By:  /s/  Richard N. Nottenburg
                                    --------------------------------------------
                                    Name:  Richard N. Nottenburg
                                    Title: President and Chief Executive Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit Number                        Description
--------------                        -----------

     99.1         Press Release dated January 29, 2002, of the Registrant.





                                 EXHIBIT INDEX
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